                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 7, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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           STATE OF MARYLAND                            1-12803                              04-2458042
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     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
           OF INCORPORATION)                                                             IDENTIFICATION NO.)

               321 RAILROAD AVENUE, GREENWICH, CT                                       06830
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                 (ZIP CODE)

                                 (203) 863-8200
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                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Urstadt Biddle Properties Inc. (the "Company") entered into an Underwriting
Agreement, dated as of April 7, 2005 (the "Underwriting Agreement"), between the
Company and Deutsche Bank Securities Inc., as sole bookrunning manager for the underwriters named therein (collectively, the "Underwriters"). Pursuant to the
Underwriting Agreement, the Company agreed to sell to the Underwriters 1,000,000 shares of its 7.5% Series D Senior Cumulative Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), at a price of $24.2125 per share, for resale to the public by the Underwriters at $25 per share. The Company also gave the Underwriters an option to purchase up to 150,000 additional shares of the Series D Preferred Stock solely to cover over-allotments. The closing of the sale of the 1,000,000 shares of Series D Preferred Stock contemplated by the
Underwriting Agreement is expected to occur on April 12, 2005. A copy of the
Underwriting Agreement is filed as Exhibit 1.1 to this report.

ITEM 5.03         AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

On April 8, 2005, the Company filed with the State of Maryland Articles
Supplementary relating to the Series D Preferred Stock (the "Articles
Supplementary"), which Articles Supplementary were effective on filing. The
Articles Supplementary classify 1,150,000 authorized but unissued shares of the
Company's preferred stock into 1,150,000 shares of Series D Preferred Stock. The
Series D Preferred Stock entitles the holders thereof to cumulative cash dividends payable quarterly in arrears on or about January 31, April 30, July 31 and October 31 of each year beginning on July 31, 2005 at the rate of 7.5% per annum of the $25 per share liquidation preference. The Series D Preferred Stock is not redeemable before April 12, 2010, except in limited circumstances relating to the ownership limitation necessary to preserve the Company's qualification as a REIT or a change in control of the Company. On and after
April 12, 2010, the Company will be able to redeem the Series D Preferred Stock for cash, in whole or from time to time in part, at a price per share equal to the liquidation preference plus accumulated, accrued and unpaid dividends, if any, to the redemption date, without interest. The Series D Preferred Stock ranks Senior to the Company's common stock and Class A common stock, and on the same level as the Company's remaining outstanding shares of preferred stock, with respect to the payment of dividends and the distributions upon liquidation, dissolution or winding up. Holders of shares of the Series D Preferred Stock generally do not have any voting rights. If, however, the Company has not paid dividends on the Series D Preferred Stock for six or more quarterly periods, whether or not consecutive, holders of the Series D Preferred Stock, together with holders of other classes of preferred stock of the Company with similar rights, will be entitled to elect two additional directors to the Company's board of directors until all unpaid dividends on the Series D Preferred Stock and such other series of preferred stock have been paid or declared and set apart for payment and dividends thereon for the current quarterly period have been declared and paid or declared and set apart for payment. Certain material adverse changes to the terms of the Series D Preferred Stock cannot be made without the affirmative vote of at least 66-2/3% of the outstanding shares of
Series D Preferred Stock. A copy of the Articles Supplementary is filed as
Exhibit 4.1 to this report.

ITEM 8.01         OTHER EVENTS.

On April 8, 2005, the Company issued a press release announcing the pricing of the Series D Preferred Stock offering. A copy of the press release is filed as
Exhibit 99.1 to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

              The following exhibits are filed herewith:

                    EXHIBIT NO.                     DESCRIPTION

                          1.1       Underwriting Agreement between Urstadt
                                    Biddle Properties Inc. and Deutsche Bank
                                    Securities Inc., dated April 7, 2005

                          4.1       Articles Supplementary relating
                                    to the 7.5% Series D Senior
                                    Cumulative Preferred Stock
                                    setting forth the powers,
                                    preferences and rights, and the
                                    qualifications, limitations and
                                    restrictions thereof

                          5.1       Opinion of Miles & Stockbridge P.C.

                          8.1       Opinion of Coudert Brothers LLP as to tax
                                    matters

                         23.1       Consent of Miles & Stockbridge P.C.
                                    (included in Exhibit 5.1)

                         23.2       Consent of Coudert Brothers LLP (included
                                    in Exhibit 8.1)

                         99.1       Press release dated April 8, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2005                  URSTADT BIDDLE PROPERTIES INC.
                                       (Registrant)

                                       By:      /s/ James R. Moore
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                                       Name:    James R. Moore
                                       Title:   Executive Vice President &
                                                Chief Financial Officer

                             URSTADT BIDDLE PROPERTIES INC.
                                    INDEX TO EXHIBITS

           EXHIBIT NO.                        DESCRIPTION

                 1.1          Underwriting Agreement between Urstadt Biddle
                              Properties Inc. and Deutsche Bank Securities Inc.,
                              dated April 7, 2005

                 4.1          Articles Supplementary relating
                              to the 7.5% Series D Senior
                              Cumulative Preferred Stock
                              setting forth the powers,
                              preferences and rights, and the
                              qualifications, limitations and
                              restrictions thereof

                 5.1          Opinion of Miles & Stockbridge P.C.

                 8.1          Opinion of Coudert Brothers LLP as to tax
                              matters

                23.1          Consent of Miles & Stockbridge P.C.
                              (included in Exhibit 5.1)

                23.2          Consent of Coudert Brothers LLP (included
                              in Exhibit 8.1)

                99.1          Press release dated April 8, 2005